UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant X .
Filed by a Party other than the Registrant .
Check the appropriate box:
.	Preliminary Proxy Statement
.	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X .	Definitive Proxy Statement
.	Definitive Additional Materials
.	Soliciting Material Pursuant to §240.14a-12

Health Enhancement Products, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X .	No fee required.
.	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
.	Fee paid previously with preliminary materials.
.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

Health Enhancement Products, Inc.

To be held June 11, 2010

_______________________

TO THE SHAREHOLDERS OF
Health Enhancement Products, Inc.:

Notice is hereby given that an Annual Meeting (the "Annual Meeting" or “Meeting”) of shareholders of Health Enhancement Products, Inc. ("HEPI" or the "Company") will be held at 7740 east Evans Road, Suite A101, Scottsdale, Arizona, 85260, on Friday, June 11, 2010 at 10:00 a.m. local time for the following purposes:

1.

To elect two members of the board of directors, each to serve until the Annual Meeting of stockholders in 2011 and until his/her respective successor is elected and qualified;

2.

To consider and vote upon a proposal to amend our certificate of incorporation, as amended, to increase from 100,000,000 to 150,000,000 the number of our authorized shares of common stock, $.001 par value; and

3.

To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 4, 2010 as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on May 4, 2010 will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 11, 2010:

The Proxy Statement, the HEPI Annual Report for the fiscal year ended December 31, 2009 and the Proxy Card are available at www.shareholdermaterial.com/HEPI.  The Proxy Card also includes instructions for voting by telephone or online.

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Health Enhancement Products, Inc.

7740 East Evans Road

Scottsdale, Arizona 85260
(480) 385-3800

________________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 11, 2010

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished to you as a holder of outstanding shares of Health Enhancement Products, Inc. common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of the Company, for use at the Annual Meeting of Shareholders to be held at 7740 East Evans Road, Suite A101, Scottsdale, Arizona 85260 on June 11, 2010 at 10:00 a.m. local time.  Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-K  for the year ended December 31, 2009 also accompanies this Proxy Statement, but does not constitute part of these proxy soliciting materials. We anticipate that this Proxy Statement and the accompanying proxy will be mailed to our shareholders on or about May 13, 2010.

       Shareholder Proposals

      Voting of Shares by Proxy

Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before it is voted. Proxies may be revoked by (1) filing with our Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a date later than the date of such proxy, (2) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Health Enhancement Products, Inc., 7740 East Evans Road, Suite A101, Scottsdale, Arizona 85260, attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

       Record Date

The close of business on May 4, 2010 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the record date, we had outstanding 86,086,327 shares of common stock, par value $.001 per share. A shareholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

      Quorum and Votes Required

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business at the Annual Meeting. Votes withheld from a nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting.  On all other matters being submitted to stockholders, the affirmative vote of a majority of shares present, in person or represented by proxy, and voting on each such matter at the Annual Meeting is required for approval.

An automated system administered by our transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of determining whether there is a quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the Annual Meeting. As a result, abstentions and broker “non-votes” will not have any effect on the proposals to elect directors or to increase the number of our authorized common shares.

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The persons named as the proxies, Janet L. Crance and John Gorman, were selected by the Board of Directors and are our executive officers. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy. In addition to the election of Directors, the stockholders will consider and vote upon a proposal to increase from 100,000,000 to 150,000,000 the number of our authorized common shares.

All proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in the accompanying notice of Annual Meeting of stockholders.

Business to be Transacted

       At the Annual Meeting, the shareholders will consider and vote upon the following proposals:

•

Election of Directors:  To elect two members of the Board of Directors.  Directors are elected by a plurality of the votes of the shares of common stock present in person or represented by properly executed proxy, and entitled to vote at the Annual Meeting.

•

Increase the Number Authorized Common Shares:  To be approved, this proposal must receive the affirmative vote of a majority of the shares present in person or represented by properly executed proxy, and entitled to vote at the Annual Meeting.

Board of Directors’ Recommendation for Voting on the Proposals

The Board of Directors recommends a vote “FOR” the nominees for Director, and a vote “FOR” increasing to 150,000,000 the number of authorized shares of common stock, $.001 par value.

By order of the Board of Directors

Health Enhancement Products, Inc.

/s/ Janet L. Crance

Janet L. Crance

Chief Administrative Officer
May 13, 2010

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. HEPI HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

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TABLE OF CONTENTS

SECTION	DESCRIPTION	PAGE
1	Questions and Answers	1

2	General Information	4

3	Available Information	4

4	PROPOSAL NO. 1: Election of Directors	4

5	Board of Directors	5

6	Management
	6.1 Directors and Executive Officers	7
	6.2 Section 16(a) Beneficial Ownership Reporting Compliance	8
	6.3 Executive Compensation	8
	6.4 Security Ownership of Certain Beneficial Owners and Management	9
	6.5 Certain Relationships and Related Transactions	10

7	PROPOSAL NO. 2: Increase in Number of Authorized Common Shares	12

8	Other Matters
	8.1 Stockholder Proposals	14
	8.2 Expenses of Solicitation	14
	8.3 Incorporation by Reference	14

9	Financial Matters and Annual Report on Form 10-K	15

SECTION 1

QUESTIONS AND ANSWERS

1.

Q:    What may I vote on?

        A:    You may vote on each of the following proposals:

        1.     ELECTION OF DIRECTORS

        There are two nominees for election to the Company’s Board of Directors this year (each to serve until the annual meeting of stockholders in 2011 and until their respective successors are duly elected and qualified).

Your Board unanimously recommends a vote FOR the nominees.

        2.     INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

        The proposal is to amend the Company’s Certificate of Incorporation, as amended, to increase from 100,000,000 to 150,000,000 the number of authorized shares of common stock, $.001 par value.  Approval of this proposal will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting.

        Your Board unanimously recommends that shareholders vote FOR the proposal to amend the Company’s Certificate of Incorporation, as amended, to increase from 100,000,000 to 150,000,000 the number of authorized shares of common stock, $.001 par value.

2.

Q:    Who is entitled to vote?

        A:    Shareholders of record as of the close of business on May 4, 2010 are entitled to vote at the Annual Meeting.

3.

Q:    How do I vote?

        A:    You may vote either in person or by proxy. The Proxy Card also includes instructions for voting by telephone or online.  If you choose to vote by proxy, sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each nominee and in favor of the proposal to amend the Company’s Certificate of Incorporation, as amended, to increase to 150,000,000 the number of authorized shares of common stock, $.001 par value. You have the right to revoke your proxy at any time before the Meeting by:

(1) filing with our Secretary before the taking of the vote at the Annual Meeting a written notice of revocation bearing a date later than the date of such proxy;

(2) duly executing a later dated proxy relating to the same shares and delivering it to our Secretary before the taking of the vote at the Annual Meeting; or

(3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

If your shares are held in “street name,” that is, you hold your shares in an account with a bank, broker or other holder of record you must obtain a proxy executed in your favor from your broker or other holder of record to be able to vote at the Annual Meeting. Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Health Enhancement Products, Inc., 7740 East Evans Road, Suite A101, Scottsdale, Arizona 85260, Attention: Corporate Secretary, at or before the taking of the vote at the Annual Meeting.

4.

Q:    How does discretionary authority apply?

        A:    If you sign your proxy card, but do not make any selections, you give authority to Janet L. Crance, Chief Administrative Officer, and John Gorman, Director, to vote in their discretion on the proposals and any other matter that may properly come before the Meeting.

5.

Q:    Is my vote confidential?

        A:    Proxy cards, ballots and voting tabulations that identify individual shareholders are mailed and returned directly to the Company’s transfer agent, Interwest Transfer Company, Inc., and handled in a manner that protects your voting privacy. Your vote will not be disclosed except to permit Interwest Transfer to tabulate and certify the vote and except as required by law.

6.

Q:    What does it mean if I get more than one proxy card?

        A:    If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible).

You can accomplish this by contacting our transfer agent, Interwest Transfer Company, Inc. at (801) 272-9294.

7.

Q:    How many shares can vote?

        A:    As of the close of business on the record date, May 4, 2010, there were 86,086,327 shares of common stock issued and outstanding. Every holder of common stock as of the close of business on May 4, 2010, the record date, is entitled to one vote for each share held.

8.

Q:    What is a "quorum?"

        A:    The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, whether in person or by proxy, constitutes a "quorum" at the Annual Meeting. There must be a quorum for the Meeting to be held.

9.

Q:    Who can attend the Annual Meeting?

        A:    All shareholders that held shares of HEPI on May 4, 2010 can attend.

10.

Q:    How will voting on any other business be conducted?

        A:    Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Janet L. Crance, Chief Administrative Officer, and John Gorman, Director, to vote on such matters at their discretion.

11.

Q:    Can a shareholder nominate someone to be a director of HEPI?

        A:    Our bylaws do provide a procedure for stockholders to nominate directors.  Nominations for the election of directors may be made by the board of directors or by any stockholder entitled to vote for the election of directors.  Subject to compliance with applicable United States Securities Laws and the Rules and Regulations of the SEC, nominations by stockholders may be made by notice in writing to the secretary of the corporation not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 written days’ notice of the meeting is given to stockholders, such notice of nomination by a stockholder shall be given to the secretary of the corporation not later than the close of the fifth day following the day on which notice of the meeting was mailed to stockholders.

The Board of Directors does not currently have a standing nominating committee.  The Board of Directors,, in selecting individuals to be nominated for election to the Board of Directors, would consider, among others, the following qualifications in nominating an individual , independence, integrity, business experience and acumen, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge and relationships.  In nominating an existing director for re-election to the Board of Directors, the Directors will consider and review an existing director’s Board attendance, performance and length of service.

12.

Q:    Who is soliciting proxies?

        A.    The enclosed proxy is being solicited by the Board of Directors of HEPI on behalf of HEPI. The cost of the solicitation shall be borne by the Company. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, we may use the services of our directors, officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred in the performance of that task.

13.

Q:    How much will this proxy solicitation cost?

        A:    The total cost is estimated to be about $20,000, consisting primarily of legal, printing, postage, and service fees related to the use of certain aspects of the Notice & Access model.   None of these funds will be used as compensation for solicitation.

SECTION 2

GENERAL INFORMATION

Health Enhancement Products, Inc., a Nevada corporation, is a health & wellness company engaged in the development of products comprised of pure, all-natural compounds that can be used as dietary supplements and food additives. The Company's product is ProAlgaZyme®  (PAZ™), a liquid product drawn from living algae grown in purified water. The water in which the algae are grown is drawn off, filtered and bottled under the trademark ProAlgaZyme ®. Our principal offices are located at 7740 East Evans Road, Scottsdale, Arizona 85260, and our telephone number is (480) 385-3800.

SECTION 3

AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning HEPI can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including HEPI) that file electronically with the Commission.

SECTION 4

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Introduction

Janet L. Crance, Chief Administrative Officer, and John Gorman, Director of Sales, each existing Directors, have been nominated to be elected as members of the Board of Directors at the Annual Meeting.  The nominees, if elected, will serve as a Director until the next annual meeting of stockholders in 2011 and until his/her successor has been elected and qualified.

Nominees

Janet L. Crance
Age: 54
Director since 2006

Ms. Crance was appointed in November 2006 to serve as a director of the Company until her successor was elected and qualified.  Ms. Crance was appointed Principal Accounting Officer on June 22, 2005, was appointed as a director on November 30, 2006, and was appointed Principal Administrative Officer in September 2007. Ms. Crance has over 33 years experience in the field of accounting, including both the public and private sectors. She has been a Certified Public Accountant for 19 years. Professional affiliations include the American Institute of Certified Public Accountants and the Arizona Society of Certified Public Accountants. She has previously served for two years as the President of the Central Chapter of the Arizona Society, which includes the greater Phoenix area.

John Gorman
Age: 40
Director since 2006

Mr. Gorman was appointed in November 2006 to serve as a director of the Company until his successor was elected and qualified. In addition to serving as a director, he serves as the Company’s Head of Sales and Customer Relations.  Before joining HEPI in 2003, he served as a private marketing and sales consultant for small to mid-sized businesses and various government entities. Between 1996 and 2001, Mr. Gorman worked as Regional Marketing Manager for the western region of CompassLearning, an educational software company with programs in use by over 20,000 schools nationwide. From 1989-1996, Mr. Gorman was Resort Manager of The Pointe Hilton Resorts in Phoenix, Arizona.

Votes Required to Elect Directors; Board Recommendation

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF JANET L. CRANCE AND JOHN GORMAN AS DIRECTORS OF THE COMPANY.

SECTION 5

BOARD of DIRECTORS

         Structure and Operation of the Board of Directors:    The following is a brief description of the structure and certain functions of our Board of Directors (the “Board of Directors” or "Board"):

•

Each of the current directors is serving until their respective successor is duly elected and qualified, subject to earlier resignation

The Board currently consists of two employee directors, both of whom have been nominated for election as Directors at this Annual Meeting.

The Board usually meets in scheduled meetings either in person or via conference telephone call.

The Board of Directors held seven meetings during the fiscal year ended December 31, 2009.   Each of the directors attended more than 75% of the scheduled meetings of the Board of Directors. There was no annual meeting in the prior year.

Structure and Operation of the Board:

We do not have standing audit, compensation or nominating committees of our Board.  However, the full Board performs all of the functions of a standing audit committee, compensation committee and nominating committee.  The following is a brief description of these functions of the Board:

Nomination of Directors

        The Board of Directors does not currently have a standing nominating committee. The Board does not believe that the Company is in a position to attract non-management directors who could be made members of a separate nominating committee.  The full Board of Directors currently has the responsibility of selecting individuals to be nominated for election to the Board of Directors. Board candidates are typically identified by existing directors or members of management.  Qualifications considered by the Directors in nominating an individual may include, without limitation, independence, integrity, business experience and acumen, education, accounting and financial expertise, reputation, civic and community relationships and industry knowledge and relationships. In nominating an existing Director for re-election to the Board of Directors, the Directors will consider and review an existing director's Board attendance, performance and length of service.   The Board of Directors will consider director candidates recommended by security holders.  Any such candidates will be evaluated on the same basis as other candidates being evaluated by the Board.  For information concerning the procedures to be followed by security holders in recommending candidates, please refer to the information under the caption “Stockholder Proposals.”  Each director nominee was recommended by the other remaining director.

Audit Committee Related Function

We do not have a standing audit Committee, and thus we do not have an audit committee charter. The Board does not believe that the Company is in a position to attract non-management directors who could be made members of a separate audit committee. The Board of Directors reviews with management and the Company's independent public accountants the Company's financial statements, the accounting principles applied in their preparation, the scope of the audit, any comments made by the independent accountants upon the financial condition of the Company and its accounting controls and procedures and such other matters as the Board deems appropriate. During fiscal year 2009, the Board met one time with respect to Audit Committee related matters.  Because the Company's common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange regarding Audit Committee related matters.

The Board currently consists of two employee Directors: Ms. Janet L. Crance and Mr. John Gorman. The Board has determined that Ms. Crance qualifies as an "Audit Committee Financial Expert" as that term is defined in rules promulgated by the Securities and Exchange Commission. The functions of the Board with respect to Audit related functions include:

•

Selecting our independent auditors

•

Reviewing the results and scope of the audit and other services provided by our independent auditors

•

Reviewing and evaluating our audit and control functions

Report of Board on Audit Related Matters

In discharging its responsibility for oversight of the audit process, the Board obtained from the Company's independent auditors, Wolinetz, Lafazan and Company, CPA’s, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence, consistent with the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees,".  In addition, the Board discussed with the auditors any relationships that might impact the auditors' objectivity and independence.  The Board is satisfied as to the auditors' independence.

The Board of Directors of the Company reported the following:

1.

The Board has reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2009, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for auditing those statements;

2.

The Board has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

3.

The Board has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

4.

Based on the review and discussion referred to in paragraphs (1) through (3) above, the Board approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Members of the Board:

Janet L. Crance

John Gorman

Compensation Committee Related Function

The Board of Directors does not currently have a standing compensation committee, and thus we do not have a compensation committee charter. The Board does not believe that the Company is in a position to attract non-management directors who could be made members of a separate compensation committee. The full Board of Directors currently has the responsibility of reviewing and establishing compensation for executive officers and making policy decisions concerning salaries and incentive compensation for executive officers of the Company.

The Company's executive compensation program is administered by the Board, which determines the compensation of the Chief Administrative/Chief Financial Officer and Director of Sales of the Company. In reviewing the compensation of the individual executive officers, the Board considers the recommendations of the Chief Administrative Officer, published compensation surveys and current market conditions.

Executive Compensation Programs.    The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, and bonus.

Base Salary.    Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other nutraceutical companies of similar size. Individual salaries were determined this year by considering respective levels of responsibility, position and industry information.

Bonuses.    We have no bonus plan; any bonuses awarded are at the discretion of the Board of Directors. The Chief Administrative/Chief Financial Officer and the Director of Sales may receive equity based compensation which compensates these individuals in the form of equity bonuses. Any awards are at the discretion of the board of directors based on the attainment of Company and individual performance measures.

Incentive Compensation Plan.    The Company does not currently have a stock option plan. The Board does not presently contemplate establishing a stock option plan.

Director Compensation.     Directors are not paid any cash fees, but may, at the discretion of the Board, be granted equity awards for service as members of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

As disclosed above, the Board of Directors made all determinations about executive compensation for the fiscal year ended December 31, 2009.   The Board is comprised solely of directors who are employees of the Company.  No director is a former employee of the Company.  As disclosed above, our CAO makes recommendations to the Board about the compensation of our management.

Because Ms. Crance and Mr. Gorman are employees of the Company, neither is considered “independent” within the meaning of the Nasdaq Stock Market’s independence rule applicable to audit committee members.

Communication with Shareholders

We have established a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors of HEPI can send an email to john@heponline.com or write or telephone John Gorman at the Company's corporate offices: John Gorman

Health Enhancement Products, Inc., 7740 East Evans Road, Scottsdale, AZ 85260, Telephone: (480) 385-3800, Facsimile: (480) 385-3801.

All such communication must state the type and amount of Company securities held by the Shareholders and must clearly state that the communication is intended to be shared with the Board of Directors.  Mr. Gorman will forward all such communications to the members of the Board.

Code of Ethics

HEPI has adopted a code of ethics that applies to the Principal Executive Officer, Principal Financial Officer, or those performing similar functions. A copy of the code of ethics is available on the Company's website at www.heponline.com.

SECTION 6

MANAGEMENT

6.1  Directors and Executive Officers

The following table sets forth certain information with respect to the Directors and Officers of HEPI as of May 1, 2010:

The following table sets forth the name, age and position of each of our executive officers or directors:

Name	Age	Positions	Since
Janet L. Crance	54	Principal Administrative Officer, Principal Accounting Officer (part-time), Treasurer, Director	2005
John Gorman	40	Secretary, Director	2006

Ms. Janet L. Crance was appointed Principal Accounting Officer on June 22, 2005, was appointed as a director on November 30, 2006, and was appointed Principal Administrative Officer in September 2007. Ms. Crance has over 33 years experience in the field of accounting, including both the public and private sectors. She has been a Certified Public Accountant for 19 years. Professional affiliations include the American Institute of Certified Public Accountants and the Arizona Society of Certified Public Accountants. She has previously served for two years as the President of the Central Chapter of the Arizona Society, which includes the greater Phoenix area.

Mr. John Gorman was appointed director on November 30, 2006. In addition to serving as a director, he serves as Head of Sales and Customer Relations for Health Enhancement Products, Inc.  Before joining HEPI in 2003, he served as a private marketing and sales consultant for small to mid-sized businesses and various government entities. Between 1996 and 2001, Mr. Gorman worked as Regional Marketing Manager for the western region of CompassLearning, an educational software company with programs in use by over 20,000 schools nationwide. From 1989-1996, Mr. Gorman was Resort Manager of The Pointe Hilton Resorts in Phoenix, Arizona.

Each of the officers will serve as such until his/her respective successor is appointed and qualified, or until their earlier resignation or removal.  All directors hold their positions for one year or until their successors are elected and qualified, subject to their earlier resignation or removal.

Family Relationships

There are no familial relationships between any of our officers and directors.

6.2   Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and Officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the Commission within specified time periods. Such officers, directors and shareholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of Forms 3, 4 and 5 received by us with respect to the year ended December 31, 2009 and other information known to us, we believe that none of our Reporting Persons has failed to file required reports and/or made late filings during the most recent year.

6.3  Executive Compensation

Summary Compensation Table

We have no written compensation agreements with our executives.  The following table summarizes the compensation earned by our CEO, CAO/CFO (currently our principal executive and principal financial officer) and our Director of Sales (our only executive officers) (the "Named Executives") during fiscal 2008 and 2009 for services rendered to us in all capacities.

Name and				Stock	All Other
Principal	Fiscal	Salary	Bonus*	Awards	Compensation	Total
Position	Year	($)	($)	($)	($)	($)

Peter Vitulli,	12/31/2009	31,000				31,000
Interim CEO (1)
Janet Crance	12/31/2009	84,166(2)				84,166
CFO and interim CEO	12/31/2008	77,995(2)	1,300(3)			79,295
John Gorman	12/31/2009	82,813(4)				82,813
Director of Sales	12/31/2008	82,493(4)	3,250(5)			85,743

*The amounts in this column represent the compensation costs recognized for financial statement reporting purposes under FAS 123R for fiscal years 2009 and 2008 with respect to bonuses paid in the form of restricted common stock (i.e. grant date fair value amortized over the requisite service period, but disregarding any estimate of forfeitures relating to service-based vesting conditions). Grant date fair value is the closing price on date of grant for stock awards.

(1)

Mr. Vitulli was our Interim CEO from September until December, 2008.

(2)

Ms. Crance received 945,000 shares of stock in lieu of cash payments for payroll of $24,750 and $22,500, in 2008 and 2009, respectively.  This stock was valued at $.05 per share, the closing price on the day of the award.

(3)

Ms. Crance received 10,000 shares of stock as a bonus in January of 2008. This stock was valued at $.13 per share, the closing price on the day of the award.

(4)

Mr. Gorman received 586,512 shares of stock in lieu of cash payments for payroll of $28,150 and $1,175, in 2008 and 2009, respectively.  This stock was valued at $.05 per share, the closing price on the day of the award.

(5)

Mr. Gorman received 25,000 shares of stock as a bonus in January of 2008. This stock was valued at $.13 per share, the closing price on the day of the award.

Compensation of Directors

Narrative Compensation Disclosure

We currently have no written employment agreements with any of our employees.  Janet Crance, our Chief Administrative and Chief financial Officer is paid a base salary of $78,000 for all services rendered to us in her capacity as an officer.  John Gorman, our Director of Sales, is paid a base salary of $80,000 for all services rendered to us in his capacity as an officer.  Neither Ms. Crance nor Mr. Gorman has any bonus compensation plan.  Any bonus awarded to any of our officers would be at the discretion of our board of directors.

Option Grants in the Last Fiscal Year

No options to purchase our stock have been granted to the Named Executive Officers during fiscal year 2009.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth certain information concerning outstanding equity awards at fiscal year end.

Name	Number of Securities underlying unexcercised warrants # Exercisable	Number of Securities underlying unexcercised warrants # Unexercisable	Warrant Exercise price	Warrant Expiration
Janet Crance	0	210,000.10		12/31/2010
John Gorman	0	40,000.50		12/31/2010

6.4 Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of December 31, 2009, certain information regarding each person who is known to us to beneficially own more than 5% of our issued and outstanding shares of common stock. All percentages are based on 78,636,332 shares issued and outstanding as of December 31, 2009, and where applicable, beneficial ownership includes shares which the beneficial owner has the right o acquire within sixty days.

Security Ownership of Certain Beneficial Owners:

Name and Address	Title of Class	Number of Shares Beneficially Owned (1)	% of Class
Mr. Howard R. Baer 7740 E. Evans Rd. Scottsdale, AZ 85260	Common	4,207,869(2)	5.29%

Chris Maggiore 6860 Chillingsworth Circle Canton, OH 44718	Common	4,836,719(3)	5.93%

Robert McLain 5619 Island Drive NW Canton, OH 44718	Common	5,181,375(4)	6.36%

Don Gage 2011 Shadow Walk Palm Harbor, FL 34685	Common	4,160,065(5)	5.18%

Howard Shapiro 109 Logtown Road Port Jervis, NY 12771	Common	5, 645,000(8)	7.20%

The following table sets forth, as of May 1, 2010, the number of shares of our common stock beneficially owned by each of our directors and named executive officers, and all officers and directors as a group. All percentages are based on 86,086,327 shares issued and outstanding as of May 4, 2010, and where applicable, beneficial ownership includes shares which the beneficial owner has the right o acquire within sixty days.

Security Ownership of Management:

Name and Address	Title of Class	Number of Shares Beneficially Owned (1)	% of Class
Ms. Janet L. Crance	Common	1,315,000(6)	1.52%
Mr. John Gorman	Common	701,512(7)	*
Directors and Officers as a Group	Common	2,016,512	2.34%

* Less than 1%

(1)

“Beneficially” owned shares, as defined by the Securities and Exchange Commission, are those shares as to which a person has voting or investment power, or both, and which the beneficial owner has the right o acquire within sixty days. “Beneficial” ownership does not necessarily mean that the named person is entitled to receive the dividends on, or the proceeds from the sale of, the shares.

(2)

Includes warrants to purchase 800,000 shares of common stock.

(3)

Includes warrants to purchase 2,886,652 shares of common stock.

(4)

Includes warrants to purchase 2,770,000 shares of common stock.

(5)

  Includes warrants to purchase 1,600,000 shares of common stock.

(6)

  Includes warrants to purchase150,000 shares of common stock.

(7)

  Includes warrants to purchase 40,000 shares of common stock.

(8)

  Includes warrants to purchase 240,000 shares of common stock.

6.5 Certain Relationships And Related Transactions

Investment in Convertible Debentures:

During the year ended December 31, 2009, we received in the aggregate $155,000 from the sale of convertible debentures to Howard Shapiro, a more than 5% shareholder.  These debentures are convertible at a range between $.10 and $.05 per share into shares of the Company’s common stock, and include warrants to purchase 500,000 shares of stock.  In addition, we received $50,000 from Mr. Shapiro’s pension plans upon the exercise of outstanding warrants.  In 2009, we restructured certain convertible notes held by Mr. Shapiro (and related persons), in connection with which the conversion price was reduced from $.10 to $.05per share and certain outstanding warrants were cancelled.

Investment in Private Placements:

During the year ended December 31, 2009, we received in the aggregate $218,000 from Chris Maggiore, a more than 5% shareholder, in connection with the private sale of 3,660,400 shares of our common stock.

We have entered into several transactions with Mr. Howard R. Baer, a significant shareholder:

Office Space - We are leasing office and production space located in Scottsdale, Arizona from a significant shareholder, Howard Baer, pursuant to an Amended and Restated Sublease expires on February 9, 2020, subject to our unilateral right to terminate the Lease on March 31, 2013. Under the original terms of the Amended and Restated Sublease, the annual base rent for the 15,000 square foot facility was approximately $237,000, payable in equal monthly installments of approximately $20,000. The annual base rent is subject to increase annually in an amount equal to the greater of 2.5% of the prior year’s base rent and the percentage increase in the Consumer Price Index. We paid an additional security deposit of approximately $110,000. The Amended and Restated Sublease is a “net lease”, which means that we are responsible for the real estate taxes, maintenance, insurance and repairs related to the premises we are leasing.

In October, 2009, we and Mr. Baer agreed in principle to (i) reduce from 15,000 to 11,000 the square footage of the space we are occupying and (ii) to reduce the base rent from $20,000 to $16,720 monthly (not including real estate taxes (currently $1,480 per month)).   In addition, the lessor has assumed the responsibility for maintenance and repairs for the building and we are obligated to reimburse the lessor for 70% of such expenses.  We incurred approximately $281,000 in rent expense during fiscal 2009.

Marketing Consultant/Distributorship Agreement – In 2008, we entered into an agreement with Mr. Baer, a significant shareholder, to provide marketing services to us, in consideration for which we would pay commissions at the rate of $.50 per bottle for every bottle sold under this agreement. We paid no commissions under this Agreement.   In April of 2009, we amended this agreement to grant to Changing Times vitamins, Inc., a company controlled by Mr. Baer, worldwide distribution and marketing rights to our product. This agreement called for minimum monthly sales levels and a term of two years.  We recognized $54,000 in minimum distribution fees in 2009.  This contract was terminated by mutual agreement in October of 2009.  In exchange for the termination of this contract, CTV received cash payments of $300,000 and will, subject to the increase in our authorized shares, be issued 750,000 shares of common stock, valued for financial reporting purposes at $352,500.

Sales - In 2008, we sold product to Changing Times Vitamins, Inc. (CTV).  Howard Baer, one of our significant shareholders, is also a significant shareholder of CTV. Sales to CTV were approximately $27,000 and $54,000 (representing 28% and 68% of our revenue) in 2008 and 2009, respectively. At December 31, 2009 and 2008, $0 and $49,000 were outstanding, respectively, and reported in accounts receivable on the respective balance sheet.  The Company, on the one hand, and CTV and Howard R. Baer, on the other hand, have agreed that each of them shall have a mutual right of offset against the other with respect to amounts payable by one to the other including accounts receivable owed by CTV to the Company. During 2009, sales to Changing Times Vitamins, Inc. ceased.  The Company owes Mr. Baer approximately $50,000 at December 31, 2009, which is reflected in accounts payable.  This money represents reimbursements due Mr. Baer for expenses he paid on the Company’s behalf during 2009.

Financing - In September, 2008, we entered into a financing transaction in connection with which we incurred a liability of $45,000 to a significant shareholder, Howard Baer, in the form of an advance of $25,000 and discharge of our liability for unpaid rent in the amount of approximately $20,000. In connection with this transaction, we issued 1,500,000 restricted shares of common stock to a third person to induce him to loan funds to the significant shareholder, Howard Baer, to enable such shareholder to make the $25,000 loan to the Company and discharge the approximate $20,000 company liability for unpaid rent. The loan payable to Mr. Baer is unsecured, payable on demand, and bears interest at the rate of 7% per annum. The shares issued to the third person were valued at $90,000, based on the quoted price of the Company’s common stock on September 15, 2008. The Company recognized finance costs of $90,000 in connection with this transaction.

The Company issued 800,000 shares of common stock, and warrants to purchase 800,000 shares of stock at an exercise price of $.10 per share, to Howard Baer, a significant shareholder and former CEO, as compensation for such shareholder having transferred property to third parties as inducement to make an equity investment in the Company.  The total invested by these third parties was $35,000.  The shares issued to the significant shareholder were valued at $96,000, and the warrants were valued at approximately $92,000 using the Black Scholes pricing model, with the following assumptions:  volatility 227.05%, annual rate of dividends 0%, discount rate 3.1%.

Indemnity Agreement - On May 11,  2010, the Company entered into an agreement with Howard Baer, a significant shareholder, under which it agreed to compensate Mr. Baer for (a) previously guaranteeing the Company’s obligations under certain equipment leases (in the original aggregate amount of approximately $54,000) and (b) damage to his financial credit resulting from the Company’s failure to fulfill obligations Mr. Baer guaranteed.  The Company  further agreed to indemnify Mr. Baer for any liability incurred by him as a result of the Company’s failure to fulfill any obligations guaranteed by Mr. Baer, including the Company’s obligations under a certain real property lease (Mr. Baer guaranteed an aggregate of $70,000 in rent payments under this lease (twenty eight months at $2,500 per month)).  As compensation to Mr. Baer for having guaranteed these obligations and for damages sustained as a result of the Company’s default with respect to certain obligations guaranteed by Mr. Baer, the Company has granted Mr. Baer a warrant to purchase 500,000 shares of common stock at an exercise price of $.15 per share (with a cashless exercise), for a term of three years.  The exercise of this warrant is subject to the Company increasing to at least 125,000,000 the number of its authorized common shares.

The Board of Directors consists of the Principal Administrative Officer and the Director of Sales and Customer Service. These two board members are not independent.

SECTION 7

PROPOSAL 2 — INCREASE IN THE COMPANY’S AUTHORIZED SHARES OF COMMON STOCK

Votes Required to Increase Authorized Shares; Board Recommendation

Amendment of our Certificate of Incorporation to increase the number of our authorized common shares requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting and entitled to vote.

Proposed Amendment

We currently have 100,000,000 authorized common shares, $.001 par value. As of May 1, 2010, we had 86,086,327 common shares issued and outstanding, warrants to purchase 17,665,985 shares of common stock outstanding (at March 31, 2010, the weighted average exercise price of outstanding warrants was $.59 per share), and outstanding convertible notes in the principal amount of $451,100, which are convertible in the aggregate into 6,922,000 shares of common stock (average conversion price of $.065 per share).  Thus, we are currently committed to issue 110,924,312 shares of common stock, although the exercisability/convertibility of certain outstanding warrants/convertible notes is subject to our increasing the number of our authorized common shares to at least 125,000,000.

Accordingly, on a fully diluted basis, we have 110,924,312 shares issued and issuable upon the exercise of outstanding warrants and the conversion of our outstanding convertible notes (including warrants and convertible notes, the exercise of which are subject to our increasing the number of our authorized shares). We are requesting stockholder approval of a proposed amendment to our certificate of incorporation which would increase from 100,000,000 to 150,000,000 the number of authorized shares of common stock, $.001 par value.  Following such approval, the Board of Directors will cause our certificate of incorporation to be amended to increase the number of our authorized shares of common stock, $.001 par value, from 100,000,000 to 150,000,000 shares.  If the proposal to increase our authorized common shares to 150,000,000 is approved, then, based on our outstanding common stock, warrants and convertible notes as of May 1, 2010, we will have 39,075,688 shares available for future issuance.

The Board of Directors has unanimously adopted an amendment to the Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, $.001 par value, from 100,000,000 to 150,000,000.  The Board of Directors has directed that the proposed amendment be submitted to the shareholders at this Annual Meeting and has declared that it is advisable for the stockholders to approve such amendment.  The proposal is that Article Fourth of the Certificate of Incorporation, as amended, be amended and restated in its entirety to read as follows:

“ARTICLE FOURTH

STOCK

The total authorized capital stock of the Corporation is 150,000,000 shares of Common Stock, with a par value of $0.001 (1 mil).  All stock when issued shall be deemed fully paid and nonassessable.  No cumulative voting, on any matter on which Stockholders shall be entitled to vote, shall be allowed for any purpose.

The authorized stock of this Corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall, from time to time, determine. Shareholders shall not have pre-emptive rights to acquire unissued shares of stock of this Corporation.”

Principal Effects of the Increase in Authorized Shares

The increase in authorized shares was determined by the Company’s Board of Directors, in its sole discretion.  Company stockholders will not realize any dilution in their voting rights as a result of the Increase in Authorized but will experience dilution to the extent additional shares are issued.  Issuance of significant numbers of additional shares of the Company’s common stock in the future (i) will dilute stockholders’ percentage ownership and (ii) if such shares are issued at prices below what current stockholders’ paid for their shares, may dilute the value of current stockholders’ shares.

The shares of authorized, but unissued, common stock will be available from time to time for corporate purposes, including meeting the Company’s current obligations to issue common stock, including pursuant to outstanding warrants and convertible securities, raising additional capital, compensating consultants and advisors, acquisitions of companies or assets, for strategic transactions, and sales of common stock or securities convertible into common stock. The additional authorized shares could be used by the Company for business and financial purposes as determined by the Board from time to time to be necessary or desirable. As stated in the Company’s annual report for the year ended December 31, 2009, the Company anticipates a substantial need for cash to fund its working capital requirements.  It is the opinion of management that approximately $1.5 million will be required to cover operating expenses, including, but not limited to, marketing, sales, research and operations during the next twelve months.  An increase in the authorized shares of common stock would give the Company greater flexibility to conduct equity fund-raising activities.

The Company believes the availability of the additional shares will provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. In particular, the availability of additional shares of common stock would allow the Company to raise additional capital via one or more equity offerings.  If the Company issues additional shares, the percentage ownership interests of holders of the Company’s common stock will be diluted.

The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share, and on stockholders’ equity and percentage voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the common stock. Holders of common stock have no preemptive rights.

Shares of authorized and unissued common stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional common stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Certificate of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Provisions in our certificate of incorporation, our bylaws and applicable provisions of the Nevada Corporation Law may make it more difficult and expensive for a third party to acquire control of us even if a change of control would be beneficial to the interests of our stockholders. Such provisions could discourage potential takeover attempts and could adversely affect the market price of our common stock.  Currently, neither our certificate of incorporation nor our bylaws allows cumulative voting in the election of directors, which would otherwise allow holders of less than a majority of stock to elect some directors.

Janet Crance and John Gorman, each a nominee for director, have warrants to purchase 10,000 and 40,000 shares of our common stock, respectively; the exercisability of such warrants is subject to the approval of the proposed increase in the number of our authorized common shares.

Procedure for Effectuating the Increase in Authorized Shares

The Company will file the certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Nevada at such time as the Board of Directors has determined the appropriate effective time for the increase in authorized shares.

Vote Required

The approval of the Increase in Authorized requires the affirmative vote of a majority of the shares of voting stock present in person or represented by proxy at the annual meeting.

Recommendation of the Board of Directors

The Board of Directors recommends that the Stockholders vote “FOR” Proposal 2 to approve the increase in authorized common shares and proxies solicited by the board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2 - AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE FROM 100,000,000 TO 150,000,000 THE NUMBER OF OUR AUTHORIZED COMMON SHARES, $.001 PAR VALUE.

SECTION 8

OTHER MATTERS

8.1 Stockholder Proposals

Deadline for Submission of Stockholder Proposals and Recommendations for Director

Stockholder proposals for inclusion in our proxy materials for the 2011 annual meeting of stockholders must be received by us no later than February 15, 2011. These proposals must also meet the other requirements of the rules of the SEC.

Regarding proposals that stockholders otherwise desire to introduce at our annual meeting in 2011, without inclusion in our proxy statement for that meeting, written notice of such stockholder proposals for such annual meeting must be received by our Secretary and, with respect to proposals for the nomination of directors, should be received by our Board of Directors at 7740 east Evans Road, Suite A101, Scottsdale, Arizona 85260, not later than March 15, 2011 and must not have been received earlier than February 15, 2011 in order to be considered timely and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for stockholder action. If a stockholder who wishes to present such a proposal fails to notify us within the specified time frame, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the SEC.

The notice should set forth: (a) for each nominee (i) information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (ii) written consent of the nominee to be named in the proxy statement and to serve as director if so elected; (b) a brief description of any proposed business including (i) the text of such proposal and any accompanying resolutions, (ii) the reasons for conducting such business at the meeting, (iii) any material interest held by the proposing stockholder or any beneficial owner on whose behalf the proposal is made; and (c) proposing stockholder and/or beneficial owner information including, (i) name and address, (ii) the class and number of shares of capital stock held, (iii) a representation that they are the holder of record, are entitled to vote, and intend to appear in person or by proxy and propose such business or nomination, and (iv) a representation of intention to either deliver proxy statements to holders of the necessary percentage of shares or to solicit proxies in support of the proposal. The stockholder can alternatively satisfy the notice requirement by submitting proposals in compliance with SEC requirements and inclusion of such proposal within a proxy statement prepared by us.

8.2 Expenses of Solicitation

All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, certain of our Directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or electronic mail. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

8.3 Incorporation by Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any filing made by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the proxy statement entitled “Report of the Board of Directors on Executive Compensation,” “Report of the Board of Directors on Audit Related Matters” shall not be deemed to be so incorporated, unless specifically provided in any such filing.

SECTION 9

FINANCIAL MATTERS AND FORM 10-K REPORT

WE WILL PROVIDE EACH BENEFICIAL OWNER OF OUR SECURITIES WITH A COPY OF OUR ANNUAL REPORT ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR OUR MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO:  JANET CRANCE, CFO, HEALTH ENHANCEMENT PRODUCTS, INC., 7740 EAST EVANS ROAD, SUITE A101, SCOTTSDALE, ARIZONA 85260. ALTERNATIVELY, A BENEFICIAL OWNER MAY ACCESS THE COMPANY’S ANNUAL REPORT ON FORM 10-K ON THE COMPANY’S INTERNET WEBSITE AT: www.shareholdermaterial.com/HEPI.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 11, 2010:

The Proxy Statement and the HEPI Annual Report for the fiscal year ended December 31, 2009 are available at: www.shareholdermaterial.com/HEPI.  The Proxy Card also includes instructions for voting by telephone or online.

YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

▼ FOLD AND DETACH HERE ▼

HEALTH ENHANCEMENT PRODUCTS, INC.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Health Enhancement Products, Inc., a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 13, 2010. The undersigned hereby appoints Janet L. Crance, Chief Administrative Officer, and John Gorman, Director, as attorneys and proxies with full power of substitution to represent the undersigned at the Annual Meeting of stockholders of the Company to be held at 7740 East Evans Road, Scottsdale, Arizona 85260, on June 11, 2010 at 10:00 a.m., local time, and at any adjournment or postponement thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS REVOCABLE. WHEN PROPERLY EXECUTED AND RETURNED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, UNLESS REVOKED IN COMPLIANCE WITH THE PROCEDURE DESCRIBED IN THE PROXY STATEMENT RELATING TO THE ANNUAL MEETING. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

IMPORTANT – CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

1

PROXY VOTING INSTRUCTIONS

THERE ARE THREE WAYS TO DELIVER YOUR PROXY

TELEPHONE

This method is available for residents of U.S. and Canada. On a touch tone telephone, call **TOLL FREE 866-702-2536**, 24 hours a day, 7 days a week. You will be prompted to provide your unique "Control Number" shown below. Have your Proxy Card ready, then follow the prerecorded instructions. Available until 11:59 p.m. Eastern Time on Thursday, June 10, 2010.

INTERNET

Visit the Internet website at **www.proxypush.com/itc**. Enter the unique "Control Number" shown below and follow the instructions on your screen. You will incur only your usual internet charges. Available until 11:59 p.m. Eastern Time on Thursday, June 10, 2010.

MAIL

Simply complete, sign and date your Proxy Card and return it in the postage-paid envelope. If you are delivering your proxy by telephone or the Internet, please do not mail your Proxy Card.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

▼ FOLD AND DETACH HERE ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.
TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PLEASE CHECK THE BOX "WITHHOLD."

Please mark your votes as in this example. ☒

1. To elect the following persons to the Board of Directors to serve until the next annual meeting of stockholders in 2011 and until his/her successor is elected and qualified:

	FOR	WITHHOLD
Janet L. Crance	☐	☐
John Gorman	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

Signature of Shareholder ______________________ Date ________

Printed name of Shareholder ______________________

Signature of Shareholder ______________________ Date ________

Printed name of Shareholder ______________________

Those signing as an executor, administrator, trustee, guardian, or attorney must indicate so. Attorneys must submit powers of attorney. Please sign name(s) exactly as they appear on the books of the Corporation. For joint accounts, each joint owner must sign. If the signer is a corporation or partnership the corporation's or partnership's signature must be by a duly-authorized officer of the corporation or partner of the partnership.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE, OR RETURN IT TO HEALTH ENHANCEMENT PRODUCTS, INC., 7740 EAST EVANS ROAD, SUITE A101, SCOTTSDALE, ARIZONA 85260. THIS GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.

2